Exhibit 99.2

FiberTower Corporation Third Quarter 2010 Results November 5, 2010

Safe Harbor Statement Statements included in this presentation which are not historical in nature are “forward-looking” statements, as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, or SEC, in its rules, regulations and releases. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These include statements regarding, among other things, our future financial performance and results of operations, guidance for expected ranges of 2010 revenue, Adjusted EBITDA and capital expenditures, our financial and business prospects, the deployment of services, capital requirements, financing prospects, planned capital expenditures, expected cost per site, anticipated customer growth, expansion plans, and anticipated cash balances. There are many risks, uncertainties and other factors that can prevent the achievement of goals or cause results to differ materially from those expressed or implied by these forward-looking statements including, among other things, negative cash flows and operating losses, additional liquidity requirements, potential loss of significant customers, downturns in the wireless communications industry, regulatory costs and restrictions, potential loss of FCC licenses, equipment supply disruptions and cost increases, competition from alternative backhaul service providers and technologies, along with those risk factors described in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC.

Kurt Van Wagenen – Quarterly Achievements

Demonstrating Success Delivered financial improvements: Produced consistent accelerating, profitable, top-ling revenue growth Improved annualized Adjusted EBITDA over $40M since June 30, 2008 Achieved Adjusted EBITDA in Q310 Continuing to drive Operational objectives: Leveraging existing network and unique hybrid model to support incremental bandwidth growth Ensuring on-time delivery and network quality to satisfy customers Expanding product portfolio to include enhanced Ethernet services

Financial Highlights Adjusted EBITDA* Capital Expenditures Revenue/Deployed Site* Revenue* $ in millions, except revenue per deployed site * Excluding ETL of $143,000 for the third quarter of 2010 19% 17% $3.6M $8.6M $2.3 $10.9 Q3 '09 Q3 '10 $2,029 $1,733 Q3 '09 Q3 '10 $16.2 $19.3 Q3 '09 Q3 '10 Q3 '09 $(209) $0.7

Operating Highlights Billing Customer Locations Co-location Rate Number of New Sites* * Deployed sites are net of decommissions Deployed Sites* 34 0 Q3 '09 Q3 '10 6,433 6,238 Q3 '09 Q3 '10 3,118 3,170 Q3 '09 Q3 '10 2.21 2.30 Q3 '09 Q3 '10

Industry Trends Support FiberTower’s Growth * Source: In-Stat In-Depth Analysis: Wireless Backhaul, Sept. 2010 Various sources expect capacity growth CAGR in excess of 50% from 2009 - 2014 YTD Annualized bandwidth growth: 43.2% Ethernet expected to reach 85% usage in base stations by 2014 YTD Ethernet services represent: 50% total sales 20% total recurring revenue Last mile wholesale backhaul spending expected to grow 13% CAGR from 2009 to 2014 Q310 YOY: Service revenues grew 19% Revenue per site grew 17% Industry* FiberTower

Thomas Scott - Financial Review

 Q3 2010 Highlights 19.0% Y-O-Y improvement in revenue, net of ETL 18.5% reduction in S&M and G&A $3.6M Y-O-Y improvement in Adjusted EBITDA, net of ETL * Sales and Marketing, General and Administrative Definitions and reconciliations to GAAP are at the end of the presentation. ($ in millions, except EPS and Rev/Site) Sept 30 Sept 30 2009 2010 % Change Revenue 16.2 $ 19.4 $ 19.9% Revenue, net of ETL 16.2 $ 19.3 $ 19.0% Cost of Revenue 14.7 $ 15.0 $ 2.4% S&M and G&A* 6.3 $ 5.2 $ (18.5)% Adjusted EBITDA (2.9) $ 0.8 $ 128.5% Adjusted EBITDA, net of ETL (2.9) $ 0.7 $ 123.6% Net Income (Loss) (21.8) $ (11.8) $ NM Diluted EPS (1.44) $ (0.25) $ NM Capital Expenditures 2.3 $ 10.9 $ 378.2% Rev/ Site 1,733 $ 2,045 $ 18.0% Rev/ Site, net of ETL 1,733 $ 2,029 $ 17.1% Three Months Ended

* Sales and Marketing, General and Administrative ** Recorded gain of $98.2M on early extinguishment of debt in 1H09 Definitions and reconciliations to GAAP are at the end of the presentation. Nine Months 2010 Highlights 17.5% Y-O-Y improvement in revenue, net of ETL 11.1% Y-O-Y decrease in S&M and G&A 80.9% Y-O-Y improvement in Adjusted EBITDA, net of ETL ($ in millions, except EPS) Sept 30 Sept 30 2009 2010 % Change Revenue 46.5 $ 55.7 $ 19.7% Revenue, net of ETL 46.5 $ 54.6 $ 17.5% Cost of Revenue 43.0 $ 44.2 $ 2.9% S&M and G&A* 19.1 $ 17.0 $ (11.1)% Adjusted EBITDA (11.1) $ (1.1) $ 89.9% Adjusted EBITDA, net of ETL (11.1) $ (2.1) $ 80.9% Net Income (Loss)** 25.7 $ (36.6) $ NM Diluted EPS 1.68 $ (0.78) $ NM Capital Expenditures 7.0 $ 19.9 $ 184.3% Nine Months Ended

 2010 Cash Flow September 30, 2010 Balances Cash and Cash Equivalents: $ 31.2M Long-term Debt: $ 161.4M $ in millions Sept 30 2009 Sept 30 2010 Sept 30 2009 Sept 30 2010 Net Cash Used for Operating Activities (2.4) $ (1.8) $ (10.3) $ (1.2) $ Cash Used for Investing Activities (2.3) (9.2) (6.9) (18.3) Cash Used for Financing Activities - - (52.2) - Net Decrease in Cash and Cash Equivalents (4.7) $ (11.0) $ (69.4) $ (19.5) $ Cash Paid for Repurchases of Notes due 2012 - - 52.2 - Cash Consumption Excluding Repurchases of Notes due 2012 (4.7) $ (11.0) $ (17.2) $ (19.5) $ Three months ended Nine months ended

Q3 2010 Site Level Performance Market-level EBITDA margin was 36% in Q310 vs. 34% in Q210 Incremental margins in Q310 were 98% * Per site results calculated by dividing consolidated results by 3,170 Deployed Sites and dividing by three months ** S&M and G&A include non-cash stock-based compensation, which is added back to Adjusted EBITDA Definitions and reconciliations to GAAP are at the end of the presentation. $ in thousands, except per site level Monthy Per Sept 30, 2010 Deployed Site* Revenue, net of ETL 19,300 $ 2,029 $ Early Termination Liability (ETL) 143 15 Revenue 19,443 $ 2,044 $ Direct Site Costs (Rent/Fiber/Other) 10,953 1,152 Market Operations Costs (Techs) 1,372 144 Market Level EBITDA (Field EBITDA) 7,118 $ 748 $ Market Level EBITDA, net of ETL 6,976 734 Indirect Network Costs 2,318 244 Stock-Based Compensation (in Cost of Service) 379 40 Gross Profit 4,422 $ 465 $ Sales & Marketing** 1,035 109 General & Administrative** 4,130 434 Depreciation & Amortization 7,436 782 Loss from Operations (8,180) $ (860) $ Total Other Income/(Expense) (3,363) (354) Net Loss (11,766) $ (1,237) $ Net Adjustments to EBITDA* 12,458 1,310 Adjusted EBITDA, net of ETL 692 $ 73 $ Three Months Ended

2010 Financial Outlook Management is tightening previous 2010 guidance, which is net of ETL FiberTower expects run-rate revenue growth to accelerate during the year through a combination of on-net growth and new deployments $ in millions 2010 Expected Range Growth vs FY 2009 Low High Low High Revenue $75.0 $76.0 18.6% 20.2% Adjusted EBITDA $(2.0) $(1.0) NM NM Capital Expenditures $30.0 $35.0 133.4% 176.1%

Established Pure-play, Carrier-neutral Backhaul Provider Increasing demand for backhaul solutions Exploding wireless data traffic Providing opportunity to accelerate growth Leveraging competitive advantages Unique hybrid fiber/microwave solution creates coverage & economic advantages Strong, long standing relationships: wireless carriers, fiber service providers & tower operators Evolving network to support new products and higher standards Expanding Ethernet capabilities Deploying more fiber-fed sites Pursuing new ways to utilize valuable spectrum Delivering improved financial performance Capturing higher margin opportunities Driving positive Adjusted EBITDA Striving for cash flow sustainability

Q&A

Appendix

Non-GAAP Financial Measures Adjusted EBITDA is a non-GAAP (Generally Accepted Accounting Principles) financial measure, to monitor the financial performance of operations. This measurement, together with GAAP measures such as revenue and loss from operations, assists management in its decision-making processes relating to the operation of the business. Adjusted EBITDA is defined as net income (loss) from operations before interest, taxes, depreciation and amortization, impairment and restructuring charges, stock-based compensation, gain on early extinguishment of debt, debt exchange expenses and other income (expense). Adjusted EBITDA is not a substitute for operating income, net income (loss), or cash flow used in operating activities as determined in accordance with GAAP, as a measure of performance or liquidity. In addition, the presentation of Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. This non-GAAP financial measure should be viewed in addition to, and not as an alternative for, the reported financial results as determined in accordance with GAAP. Other companies in the industry may calculate Adjusted EBITDA differently than FiberTower. Adjusted EBITDA is not a measure of performance under GAAP and should not be considered as a substitute for net income (loss) prepared in accordance with GAAP. Adjusted EBITDA has significant limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the results as reported under GAAP.

Reconciliation to Adjusted EBITDA $ in thousands Sept 30 2009 June 30 2010 Sept 30 2010 Sept 30 2009 Sept 30 2010 Net income (loss) $ (21,843) $ (13,051) $ (11,766) $ 25,660 $ (36,625) Adjustments: Depreciation and amortization 7,013 7,038 7,436 21,040 20,845 Stock-based compensation 1,280 879 1,352 3,554 3,134 Exchange Offer and redemption of debt expenses 254 - - 254 - Interest income (32) (29) (21) (259) (75) Interest expense 10,060 3,486 3,400 37,455 10,248 Gain on early extinguishment of debt, net - - - (98,248) - Impairment of long-lived assets and other charges and credits 337 996 211 531 1,134 Income tax provision (benefit) - - 223 (1,087) 223 Adjusted EBITDA (2,931) (681) 835 (11,100) (1,116) Early termination liability (ETL) - (275) (143) - (1,005) Adjusted EBITDA, net of ETL $ (2,931) $ (956) $ 692 $ (11,100) $ (2,121) Three months ended Nine months ended Unaudited Quarterly Financials

Reconciliation to Operating Expenses $ in thousands Sept. 30, 2010 Cost of Service Revenue Components Direct Site Costs $ 10,953 Market Operations Costs (Techs) 1,372 Indirect Network Costs 2,318 Stock-Based Compensation 379 Cost of Service Revenue $ 15,022 Three Months Ended